UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  04/25/2007

Pegasystems Inc.
(Exact name of registrant as specified in its charter)

Commission File Number:  1-11859

Massachusetts	04-2787865
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

101 Main Street, Cambridge, Massachusetts 02142
(Address of principal executive offices, including zip code)

617-374-9600
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Information to be included in the report

Item 2.02.    Results of Operations and Financial Condition

On April 25, 2007, Pegasystems Inc. (the "Company") issued a press release announcing its financial results for the quarter ended September 30, 2006 and certain preliminary financial results for the full year 2006. The Company also announced that it filed an amendment to its 2005 Annual Report on Form 10-K and amendments to its first and second quarter 2006 Quarterly Reports on Form 10-Q, in each case to restate certain previously issued financial statements and other financial information. A copy of such press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference in its entirety.

The information in this Form 8-K and the Exhibits attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 3.01.    Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

On April 27, 2007, the Company issued a press release announcing that a Nasdaq Listing Qualifications Panel granted the Company's request for an extension with respect to the Company's Annual Report on Form 10-K for 2006 (the "2006 10-K"). The Panel stayed the delisting of the Company's stock, subject to the condition that the Company file the 2006 10-K with the SEC by May 10, 2007. A copy of such press release is attached as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference in its entirety.

Item 9.01.    Financial Statements and Exhibits

99.1 Press Release entitled "Pegasystems Announces Preliminary Financial Results for 2006; Files Third Quarter 10-Q and Amends SEC Filings to Restate Prior Results," issued by Pegasystems on April 25, 2007.

99.2 Press Release entitled "Pegasystems Obtains Extension from Nasdaq to File 2006 Form 10-K," issued by Pegasystems on April 27, 2007.

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Pegasystems Inc.

Date: May 01, 2007	By:	/s/ Shawn Hoyt
Shawn Hoyt
General Counsel and Secretary

Exhibit Index

Exhibit No.	Description
EX-99.1
Press Release entitled "Pegasystems Announces Preliminary Financial Results for 2006; Files Third Quarter 10-Q and Amends SEC Filings to Restate Prior Results," issued by Pegasystems on April 25, 2007.

EX-99.2	Press Release entitled "Pegasystems Obtains Extension from Nasdaq to File 2006 Form 10-K," issued by Pegasystems on April 27, 2007.